Fees Summary	Oct. 22, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,714,360.80
Previously Paid Amount	0.00
Total Fee Amount	149.15
Total Offset Amount	0.00
Net Fee	$ 149.15